Putative Class Action	12 Months Ended
Dec. 31, 2024
Disclosure of contingent liabilities [abstract]
Putative Class Action	Putative Class Action
On July 12, 2022, a putative class action complaint was filed in the U.S. District Court for the Southern District of New York against the Company, its directors, and certain of its executive officers. On May 23, 2023, an amended complaint was filed. The amended complaint alleged that the defendants violated federal securities laws by, among other things, making misrepresentations and omissions regarding its product candidate MP0310 and an associated licensing agreement. The Company and named individual defendants moved to dismiss the amended complaint on July 24, 2023. On February 5, 2024, the court dismissed the amended complaint without prejudice. On February 29, 2024, the court ordered the case closed.